UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 30, 2023, TMC the metals company Inc. (the “Company”) filed a “universal shelf” registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC"). The registration statement would allow the Company to raise up to an aggregate of $100 million through the issuance and sale of its common shares, preferred shares, debt, convertibles, warrants and units in one or more offerings over the three years after the registration statement is declared effective by the SEC, a period during which the Company anticipates adoption of the Mining Code by the International Seabed Authority (the "ISA") and first commercial production. If the Company decides to raise capital in a future offering using the shelf registration statement, it will describe the specific details of that future offering in a prospectus supplement that is filed with the SEC. The Company believes that the shelf registration statement on Form S-3 is a prudent corporate housekeeping measure that will provide greater financial flexibility in the coming years. In addition to the new shelf registration statement, the Company has access to a $25 million unsecured credit facility with an affiliate of Allseas Group S.A., as well as a $30 million at-the-market offering program, both of which remain unused as of today. In addition, the Company's discussions to raise asset-level funding with strategic parties continue.

As the Company previously disclosed, the Company launched a post collector test monitoring campaign in Area D of its “NORI” project area in the Clarion Clipperton Zone (“CCZ”) of the Pacific Ocean in which the Company’s subsidiary, Nauru Ocean Resources Inc. (“NORI”), currently holds exclusive exploration rights for polymetallic nodules from the ISA to assess the benthic impact of the 2022 collector test for the period of approximately 12 months post the collector test activities, which the Company expected to take approximately three months to complete in two parts. The Legal and Technical Commission (“LTC”) of the ISA recommended that the Company conduct this campaign and the Company believes that the information from this campaign will strengthen the quality of NORI’s Environmental Impact Statement and Environmental Management & Monitoring Plan to be included as part of NORI’s expected application to the ISA for an exploitation contract in NORI Area D.

As previously disclosed by the Company, on November 23, 2023, Greenpeace International (“Greenpeace”) began actively disrupting the Company’s scientific operations being conducted in the CCZ as part one of the post collector test monitoring campaign, including boarding the Company’s research vessel without permission. On November 27, 2023, the Company filed a lawsuit in Amsterdam District Court (the “Court”) seeking an injunction to stop Greenpeace’s illegal activities in the CCZ. A hearing was held on November 28, 2023 by the Court on the injunction and on November 30, 2023, the Court ordered Greenpeace to disembark from the research vessel, with immediate effect.

Although the Company anticipates that Greenpeace will comply with the order of the Court, there can be no assurances that Greenpeace will stop its activities to disrupt the Company’s post collector test monitoring campaign. If Greenpeace does not promptly stop its illegal activities in the CCZ, its actions could physically impact the Company’s ongoing operations and the Company will incur additional costs for the post collector test monitoring campaign, which may be significant. The Company is currently assessing the scope of the post collector test monitoring campaign given the delays that have already occurred and determining which elements of part one of the scientific campaign might be re-ordered or included within part two, expected to occur in the coming months.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities registered pursuant to the shelf registration statement, nor shall there be any offer, solicitation or sale of any of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Note Regarding Forward-Looking Statements. Certain statements made in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including related to: the Company’s expectations with respect to filing an application for an exploitation contract with the ISA and the timing and content thereof and the actions of Greenpeace and the potential impact these actions may have on the Company. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that Greenpeace does not promptly comply with the order of the Court and the emergency order of the ISA; the risk that Greenpeace’s, or any other group’s, activities continue to disrupt the Company’s operations; the Company’s strategies and future financial performance; the ISA’s ability to timely adopt the final mining regulations and/or willingness to review and/or approve a plan of work for exploitation under the United Nations Convention on the Laws of the Sea (“UNCLOS”); the Company’s ability to obtain exploitation contracts or approved plans of work for exploitation for its areas in the CCZ; regulatory uncertainties and the impact of government regulation and political instability on the Company’s resource activities; changes to any of the laws, rules, regulations or policies to which the Company is subject, including the terms of the final mining regulations, if any, adopted by ISA and the potential timing thereof; the impact of extensive and costly environmental requirements on the Company’s operations; environmental liabilities; the impact of polymetallic nodule collection on biodiversity in the CCZ and recovery rates of impacted ecosystems; the Company’s ability to develop minerals in sufficient grade or quantities to justify commercial operations; the lack of development of seafloor polymetallic nodule deposit; the Company’s ability to successfully enter into binding agreements with Allseas Group S.A. and other parties in which it is in discussions, if any; uncertainty in the estimates for mineral resource calculations from certain contract areas and for the grade and quality of polymetallic nodule deposits; risks associated with natural hazards; uncertainty with respect to the specialized treatment and processing of polymetallic nodules that the Company may recover; risks associated with collective, development and processing operations, including with respect to the development of onshore processing capabilities and capacity and Allseas Group S.A.’s expected development efforts with respect to the Project Zero offshore system; the Company’s dependence on Allseas Group S.A.; fluctuations in transportation costs; fluctuations in metals prices; testing and manufacturing of equipment; risks associated with the Company’s limited operating history, limited cash resources and need for additional financing; risks associated with the Company’s intellectual property; Low Carbon Royalties’ limited operating history; and other risks and uncertainties, including those under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed by the Company with the SEC on March 27, 2023, as updated and/or supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 14, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 9, 2023, this Current Report on Form 8-K and in the Company’s other future filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: November 30, 2023	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer